UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):			February 3, 2026
____________________________
Aramark
(Exact name of Registrant as Specified in its Charter) ____________________________
Delaware		001-36223	20-8236097
(State or other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)
2400 Market Street			19103
Philadelphia,	Pennsylvania
(Address of Principal Executive Offices)			(Zip Code)

(215)	238-3000
(Registrant's Telephone Number, Including Area Code)
N/A (Former name or former address, if changed since last report.)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class		Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock,	par value $0.01 per share	ARMK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.
Aramark (the "Company") held its 2026 Annual Meeting of Shareholders on February 3, 2026. At the meeting, shareholders voted on the matters disclosed in the Company’s Proxy Statement filed by the Company with the Securities and Exchange Commission on December 22, 2025 (the "Proxy Statement"). Set forth below are the final voting results with respect to each matter voted upon by the Company’s shareholders:
1.Election of each of the following 11 director nominees to the Company’s Board of Directors to serve until the Company’s 2027 Annual Meeting, or until his or her respective successor has been duly elected and qualified:

Nominees for Director	For	Against	Abstentions	Broker Non-Votes
Susan M. Cameron	241,971,340	2,091,920	168,114	6,179,059
Greg Creed	243,955,494	164,310	111,570	6,179,059
Brian M. DelGhiaccio	243,652,437	467,069	111,868	6,179,059
Richard W. Dreiling	243,586,935	532,907	111,532	6,179,059
Bridgette P. Heller	243,640,987	422,284	168,103	6,179,059
Kenneth M. Keverian	244,008,653	111,017	111,704	6,179,059
Karen M. King	244,004,005	117,566	109,803	6,179,059
Patricia E. Lopez	243,951,938	169,814	109,622	6,179,059
Stephen I. Sadove	237,679,111	6,440,358	111,905	6,179,059
Kevin G. Wills	244,008,942	110,032	112,400	6,179,059
John J. Zillmer	240,763,043	3,245,028	223,303	6,179,059

2.Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending October 2, 2026:

For	Against	Abstentions	Broker Non-Votes
249,670,984	630,629	108,820	0

3.Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement:

For	Against	Abstentions	Broker Non-Votes
239,320,000	4,566,394	344,980	6,179,059

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Date File (embedded within the Inline XRBL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aramark

Date:	February 4, 2026	By:	/s/ James J. Tarangelo
		Name:	James J. Tarangelo
		Title:	Executive Vice President and
Chief Financial Officer